                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                 APRIL 19, 1999


                          MACK-CALI REALTY CORPORATION
          ----------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    MARYLAND
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                 (State or other jurisdiction of incorporation)


         1-13274                                             22-3305147
    ---------------------                               --------------------
    (Commission File No.)                                (I.R.S. Employer
                                                         Identification No.)

                  11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016
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               (Address of Principal Executive Offices) (Zip Code)

                                 (908) 272-8000
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              (Registrant's telephone number, including area code)


                                       N/A
          ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

         On April 19, 1999, Mack-Cali Realty Corporation (the "Company") announced the following changes in the membership of its Board of Directors and the identities, titles and responsibilities of its executive officers:

      1. Thomas A. Rizk resigned from the Board of Directors, the Executive Committee of the Board of Directors, his position as Chief Executive Officer and as an employee of the Company;

      2. Mitchell E. Hersh resigned from his positions as President and Chief Operating Officer of the Company and was appointed Chief Executive Officer of the Company;

      3. Timothy M. Jones resigned from his position as Executive Vice President of the Company and was appointed President of the Company, remaining as Chief Investment Officer of the Company; and

      4. Brant B. Cali was appointed to the Board of Directors of the Company to fill the remainder of Thomas A. Rizk's term as a Class III Director and also was appointed Chief Operating Officer of the Company, remaining as an Executive Vice President of the Company.

         In connection with the aforementioned changes to the membership of its Board of Directors and executive officers, Mack-Cali Realty Corporation hereby files the documents listed below:


         EXHIBIT             DOCUMENT
         -------             --------
         10.1                Settlement Agreement dated April 18, 1999 by and
                             among Mack-Cali Realty Corporation and Thomas A. Rizk.

         20.1 Press Release of Mack-Cali Realty Corporation dated April 19, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MACK-CALI REALTY CORPORATION


Date:  April 19, 1999                       By: /s/ ROGER W. THOMAS
                                               --------------------------------
                                                Roger W. Thomas
                                                Executive Vice President,
                                                General Counsel and Secretary


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                                  EXHIBIT INDEX


         EXHIBIT          DOCUMENT
         -------          --------
         10.1             Settlement Agreement dated April 18, 1999 by and
                          among Mack-Cali Realty Corporation and Thomas A.
                          Rizk.

         20.1             Press Release of Mack-Cali Realty Corporation dated
                          April 19, 1999.
